Exhibit 99.1

           Preformed Line Products Announces Financial Results for the
                        Three Months Ended March 31, 2003

   CLEVELAND, April 28 /PRNewswire-FirstCall/ -- Preformed Line Products Company (Nasdaq: PLPC) today reported financial results for the first quarter ended March 31, 2003.

   Net sales for the three months ended March 31, 2003 were $35,209,000, a decrease of 20% from last year's $44,008,000. Net income for the first quarter 2003 was $1,084,000 compared to $2,001,000 in 2002. Earnings per share for the quarter were $.19 versus $.35 in 2002.

   Rob Ruhlman, President and Chief Executive Officer, stated, "We experienced lower sales in our European datacom market as a result of closing our operation in Scotland. We do not anticipate sales to rebound sufficiently to overcome this sales loss during this year. While the telecom market remains soft in North America, our international markets, other than Latin America, are improving. Expenses have been reduced and we continue to evaluate other cost saving initiatives. These cost savings have not adversely affected our strong customer support. Our balance sheet remains strong, and positions us well for the eventual recovery in sales."

   Founded in 1947, Preformed Line Products is an international designer and manufacturer of products and systems employed in the construction and maintenance of overhead and underground networks for energy, communications and broadband network companies.

   Preformed's world headquarters are in Cleveland, Ohio, and the Company operates three domestic manufacturing centers, located in Rogers, Arkansas, Albemarle, North Carolina, and Asheville, North Carolina. The Company serves its worldwide market through international operations in Australia, Brazil, Canada, China, England, Japan, Mexico, New Zealand, South Africa and Spain.
   This news release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 regarding the Company, including those statements regarding the Company's and management's beliefs and expectations concerning the Company's future performance or anticipated financial results, among others. Except for historical information, the matters discussed in this release are forward-looking statements that involve risks and uncertainties that may cause results to differ materially from those set forth in those statements. Among other things, factors that could cause actual results to differ materially from those expressed in such forward-looking statements include regulation affecting the markets in which the Company's customers operate, the strength of the economy and demand for the Company's products, increases in raw material prices, the Company's ability to identify, complete and integrate acquisitions for profitable growth, and other factors described under the heading "Forward-Looking Statements" in the Company's Form 10-K filed with the SEC on March 26, 2003. The Form 10-K and the Company's other filings with the SEC can be found on the SEC's website at http://www.sec.gov . The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.


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                         PREFORMED LINE PRODUCTS COMPANY
                        STATEMENTS OF CONSOLIDATED INCOME
               FOR THE THREE MONTHS ENDED MARCH 31, 2003 AND 2002

         Thousands, except per share data       Three months ended March 31,
                                                   2003              2002
                                                         (Unaudited)
         Net sales                                $35,209           $44,008
         Cost of products sold                     23,542            29,466
              GROSS PROFIT                         11,667            14,542

         Costs and expenses
           Selling                                  3,915             5,282
           General and administrative               5,071             5,063
           Research and engineering                 1,373             1,616
           Other operating expenses                   116                86
                                                   10,475            12,047

         Royalty income - net                         348               513

              OPERATING INCOME                      1,540             3,008

         Other income (expense)
           Equity in net income of
            foreign joint ventures                    199                75
           Interest income                             75                58
           Interest (expense)                        (108)             (188)
           Other (expense)                            (40)              (50)
                                                      126              (105)

              INCOME BEFORE INCOME TAXES            1,666             2,903

         Income taxes                                 582               902

              NET INCOME                           $1,084            $2,001

         Net income per share - basic
          and diluted                               $0.19             $0.35

         Cash dividends declared per share          $0.20             $0.20

         Average number of shares
          outstanding - basic                       5,773             5,757

         Average number of shares
          outstanding - diluted                     5,780             5,781

                         PREFORMED LINE PRODUCTS COMPANY
                           CONSOLIDATED BALANCE SHEETS
                   AS OF MARCH 31, 2003 AND DECEMBER 31, 2002

                                                 March 31,       December 31,
   Thousands of dollars, except share data         2003              2002
                                                (Unaudited)
   ASSETS
   Cash and cash equivalents                      $13,325           $11,629
   Accounts receivable, less allowance
    of $3,504 ($3,770 in 2002)                     25,747            24,763
   Inventories - net                               33,806            33,750
   Deferred income taxes - short-term               4,739             5,276
   Prepaids and other                               4,439             3,104
         TOTAL CURRENT ASSETS                      82,056            78,522

   Property and equipment - net                    48,401            48,569
   Investments in foreign joint ventures            8,286             8,087
   Deferred income taxes - long-term                  868               863
   Goodwill, patents and other
    intangibles - net                               5,565             5,596
   Other                                            3,107             3,147

         TOTAL ASSETS                            $148,283          $144,784

   LIABILITIES AND SHAREHOLDERS' EQUITY

   Notes payable to banks                            $997            $1,246
   Trade accounts payable                           7,918             7,844
   Accrued compensation and amounts
    withheld from employees                         3,487             3,269
   Accrued expenses and other liabilities           4,922             4,251
   Accrued profit-sharing and pension
    contributions                                   4,815             4,176
   Dividends payable                                1,155             1,155
   Income taxes                                     1,704               337
   Current portion of long-term debt                1,563             1,676
         TOTAL CURRENT LIABILITIES                 26,561            23,954

   Long-term debt, less current portion             5,529             5,847
   Deferred income taxes - long-term                  199               161
   Minimum pension liability                          854               726

   SHAREHOLDERS' EQUITY
   Common shares - $2 par value,
    15,000,000 shares authorized,
    5,772,710 and 5,772,710 issued
    and outstanding, net of
    389,188 and 389,188 treasury
    shares at par                                  11,545            11,545
   Paid in capital                                     82                82
   Retained earnings                              123,054           123,124
   Other comprehensive loss                       (19,541)          (20,655)
         TOTAL SHAREHOLDERS' EQUITY               115,140           114,096

         TOTAL LIABILITIES AND
          SHAREHOLDERS' EQUITY                   $148,283          $144,784